                                   EXHIBIT 11

                             JOINT FILING AGREEMENT

            The undersigned reporting persons hereby agree that the statements filed pursuant to this Schedule 13D, to which this Agreement is filed as an exhibit, are filed on behalf of each of them.

Date: February 11, 2002

                                        516145 N.B. INC.


                                        By:  /s/ Michael R. Hannon
                                           -------------------------------------
                                             Name:  Michael R. Hannon
                                             Title: President

Date: February 11, 2002

                                        JPMP TIW EH, LP

                                        By:  516145 N.B. Inc.
                                             its General Partner

                                        By:  /s/ Michael R. Hannon
                                           -------------------------------------
                                             Name:  Michael R. Hannon
                                             Title: President

Date: February 11, 2002

                                        J.P. MORGAN PARTNERS (BHCA), L.P.


                                        By:  JPMP Master Fund Manager, L.P.,
                                             its General Partner

                                        By:  JPMP Capital Corp.,
                                             its General Partner


                                        By:  /s/ Michael R. Hannon
                                           -------------------------------------
                                             Name:  Michael R. Hannon
                                             Title: Managing Director

Date: February 11, 2002

                                        ASIA OPPORTUNITY FUND, L.P.

                                        By:  Asia Opportunity Company,
                                             its General Partner


                                        By:  /s/ Arnold L. Chavkin
                                           -------------------------------------
                                             Name:  Arnold L. Chavkin
                                             Title: Executive Vice President


Date: February 11, 2002

                                        CAIP CO-INVESTMENT FUND PARALLEL
                                        FUND (I) C.V.

                                        By:  Asia Opportunity Company,
                                             its General Partner


                                        By:  /s/ Arnold L. Chavkin
                                           -------------------------------------
                                             Name:  Arnold L. Chavkin
                                             Title: Executive Vice President


Date: February 11, 2002

                                        CAIP CO-INVESTMENT FUND PARALLEL
                                        FUND (II) C.V.

                                        By:  Asia Opportunity Company,
                                             its General Partner


                                        By:  /s/ Arnold L. Chavkin
                                           -------------------------------------
                                             Name:  Arnold L. Chavkin
                                             Title: Executive Vice President

Date: February 11, 2002

                                        J.P. MORGAN ASIA INVESTMENT PARTNERS,
                                        L.P.

                                        By:  J.P. Morgan Asia Equity Partners,
                                             L.P., its General Partner

                                        By:  JPMP Asia Equity Company,
                                             a Managing General Partner


                                        By:  /s/ Arnold L. Chavkin
                                           -------------------------------------
                                             Name:  Arnold L. Chavkin
                                             Title: Executive Vice President

                                   SCHEDULE A

                               JPMP CAPITAL CORP.

                              EXECUTIVE OFFICERS(1)

President                                          Jeffrey C. Walker
Executive Vice President                           Mitchell J. Blutt, M.D.*
Executive Vice President                           Arnold L. Chavkin*
Executive Vice President                           John M.B. O'Connor*
Managing Director                                  Dr. Dana Beth Ardi*
Managing Director                                  John R. Baron*
Managing Director                                  Christopher C. Behrens*
Managing Director                                  David S. Britts*
Managing Director                                  Julie Casella-Esposito*
Managing Director                                  Jerome Colonna*
Managing Director                                  Rodney A. Ferguson*
Managing Director                                  David L. Ferguson*
Managing Director                                  David Gilbert*
Managing Director                                  Eric A. Green*
Managing Director                                  Michael R. Hannon*
Managing Director                                  Donald J. Hofmann, Jr. *
Managing Director                                  W. Brett Ingersoll*
Managing Director                                  Alfredo Irigoin*
Managing Director                                  Andrew Kahn*
Managing Director                                  Jonathan R. Lynch*
Managing Director                                  Thomas G. Mendell*
Managing Director                                  Stephen P. Murray*
Managing Director                                  Timothy Purcell*
Managing Director                                  Faith Rosenfeld*
Managing Director                                  Robert R. Ruggiero, Jr. *
Managing Director                                  Susan L. Segal*
Managing Director                                  Kelly Shackelford*
Managing Director                                  Shahan D. Soghikian*
Managing Director                                  Patrick J. Sullivan*
Managing Director                                  Timothy J. Walsh*
Managing Director                                  Richard D. Waters, Jr. *
Managing Director                                  Damion E. Wicker, M.D.*
Managing Director                                  Eric R. Wilkinson*
Senior Vice President                              Marcia Bateson*
Senior Vice President and Assistant Secretary      Mounir Nahas*
Senior Vice President and Assistant Secretary      Stephen Skoczylas*
Vice President and Treasurer                       Elisa R. Stein*
Vice President and Assistant Secretary             Jeffrey Glatt*
Vice President and Assistant Secretary             Puneet Gulati*
Vice President and Assistant Secretary             Sandra King*

----------
(1) Each of whom is a United States citizen except for Messrs. Britts, Irigoin, and Soghikian.
* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020
** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

Vice President and Assistant Secretary             Scott Kraemer*
Secretary                                          Anthony J. Horan**
Assistant Secretary                                Robert C. Caroll**
Assistant Secretary                                Denise G. Connors**

                                  DIRECTORS(1)
                              William B. Harrison**
                               Jeffrey C. Walker*


----------
(1) Each of whom is a United States citizen except for Messrs. Britts, Meggs, Irigoin, Neiva de Figueiredo, Soghikian, Stratenwerth and Stuart.
* Principal occupation is employee and/or member of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.
** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

                                   SCHEDULE B

                             J.P. MORGAN CHASE & CO.

                              EXECUTIVE OFFICERS(1)


Chairman of the Board and Chief Executive Officer                      William B. Harrison Jr.*
Vice Chairman; Co-Chief Executive Officer, Investment Bank             Geoffrey T. Boisi*
Vice Chairman; Head of Retail and Middle Market, Financial Services    David A. Coulter*
  and Management and Private Banking
Director of Human Resources                                            John J. Farrell*
Vice Chairman; Chairman, Investment Bank                               Walter A. Gubert*
Vice Chairman                                                          Thomas B. Ketchum*
Director of Corporate Marketing and Communications                     Frederick W. Hill*
Vice Chairman; Co-Chief Executive Officer, Investment Bank             Donald H. Layton*
Vice Chairman                                                          James B. Lee Jr. *
General Counsel                                                        William H. McDavid*
Vice Chairman; Head of Finance, Risk Management and Administration     Marc J. Shapiro*
Vice Chairman                                                          Jeffrey C. Walker**
Executive Vice President; General Auditor                              William J. Moran*
Chief Financial Officer                                                Dina Dublon*
Executive Vice President; Head of Market Risk Management               Lesley Daniels Webster*
Managing Director; Corporate Treasurer                                 David B. Edelson
Managing Director; Head of Credit Risk Policy                          Suzanne Hammett*
Corporate Secretary                                                    Anthony James Horan*
Senior Vice President; Chief Compliance Officer                        Gregory S. Meredith*
Controller                                                             Joseph L. Scalfani*
Assistant Corporate Secretary                                          James C. Berry*


                                   DIRECTORS(1)

                              PRINCIPAL OCCUPATION OR EMPLOYMENT;
NAME                          BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
Hans W. Becherer              Retired Chairman of the Board and
                              Chief Executive Officer
                              Deere & Company
                              One John Deere Place
                              Moline, IL 61265
--------------------------------------------------------------------------------

----------
(1)   Each of whom is a United States citizen.
* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.
** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

                              PRINCIPAL OCCUPATION OR EMPLOYMENT;
NAME                          BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
Riley P. Bechtel              Chairman and Chief Executive Officer
                              Bechtel Group, Inc.
                              P.O. Box 193965
                              San Francisco, CA 94119-3965
--------------------------------------------------------------------------------
Frank A. Bennack, Jr.         President and Chief Executive Officer
                              The Hearst Corporation
                              959 Eighth Avenue
                              New York, New York  10019
--------------------------------------------------------------------------------
Lawrence A. Bossidy           Chairman of the Board
                              Honeywell International
                              P.O. Box 3000
                              Morristown, NJ 07962-2245
--------------------------------------------------------------------------------
M. Anthony Burns              Chairman of the Board
                              Ryder System, Inc.
                              3600 N.W. 82nd Avenue
                              Miami, Florida  33166
--------------------------------------------------------------------------------
H. Laurence Fuller            Retired Co-Chairman
                              BP Amoco p.l.c.
                              1111 Warrenville Road, Suite 25
                              Chicago, Illinois  60563
--------------------------------------------------------------------------------
Ellen V. Futter               President and Trustee
                              American Museum of Natural History
                              Central Park West at 79th Street
                              New York, NY 10024
--------------------------------------------------------------------------------
William H. Gray, III          President and Chief Executive Officer
                              The College Fund/UNCF
                              9860 Willow Oaks Corporate Drive
                              P.O. Box 10444
                              Fairfax, Virginia  22031
--------------------------------------------------------------------------------
William B. Harrison, Jr.      Chairman of the Board and Chief Executive Officer
                              J.P. Morgan Chase & Co.
                              270 Park Avenue, 8th Floor
                              New York, New York  10017-2070
--------------------------------------------------------------------------------
Helene L. Kaplan              Of Counsel
                              Skadden, Arps, Slate, Meagher & Flom LLP
                              Four Times Square
                              New York, New York  10036
--------------------------------------------------------------------------------
Lee R. Raymond                Chairman of the Board and Chief Executive Officer
                              Exxon Mobil Corporation
                              5959 Las Colinas Boulevard
                              Irving, TX 75039-2298
--------------------------------------------------------------------------------

                              PRINCIPAL OCCUPATION OR EMPLOYMENT;
NAME                          BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
John R. Stafford              Chairman of the Board
                              American Home Products Corporation
                              5 Giralda Farms
                              Madison, New Jersey  07940
--------------------------------------------------------------------------------
Lloyd D. Ward                 Chief Executive Officer
                              U.S. Olympic Committee
                              One Olympic Plaza
                              Colorado Springs, CO 80909
--------------------------------------------------------------------------------
Marina v.N. Whitman           Professor of Business Administration and Public Policy
                              The University of Michigan
                              School of Public Policy
                              411 Lorch Hall, 611 Tappan Street
                              Ann Arbor, MI 48109-1220
--------------------------------------------------------------------------------

                                   SCHEDULE C

                            JPMP ASIA EQUITY COMPANY



Directors(1)

   Arnold L. Chavkin*                       Director
   Jeffrey C. Walker*                       Director

Officers(2)

   1.   Jeffrey C. Walker*                  President
   2.   Mitchell J. Blutt, M.D.*            Executive Vice President
   3.   Arnold L. Chavkin*                  Executive Vice President
   4.   John M.B. O'Connor*                 Executive Vice President
   5.   Marcia J. Bateson*                  Senior Vice President
   6.   Elisa R. Stein*                     Vice President, Treasurer and Assistant Secretary
   7.   Anthony J. Horan**                  Secretary
   8.   Robert C. Carroll**                 Assistant Secretary
   9.   Denise G. Connors**                 Assistant Secretary
   10.  Walkers SPV Limited (f/k/a Walker   Assistant Secretary
        (Secretaries) Limited)


----------
(1) Each of whom is a United States Citizen except for Walkers SPV Limited (f/k/a Walker (Secretaries) Limited).
* Principal occupation is employee and/or member of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020
** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

                                   SCHEDULE D

                            ASIA OPPORTUNITY COMPANY


Directors(2)

        Arnold L. Chavkin*                     Director
        Jeffrey C. Walker*                     Director

Officers(3)

   1.   Jeffrey C. Walker*                     President
   2.   Mitchell J. Blutt, M.D. *              Executive Vice President
   3.   Arnold L. Chavkin*                     Executive Vice President
   4.   John M.B. O'Connor*                    Executive Vice President
   5.   Marcia J. Bateson*                     Senior Vice President
   6.   Elisa R. Stein*                        Vice President, Treasurer and Secretary
   7.   Anthony J. Horan**                     Secretary
   8.   Robert C. Carroll**                    Assistant Secretary
   9.   Denise G. Connors**                    Assistant Secretary
   10.  Walkers SPV Limited                    Assistant Secretary
        (f/k/a Walker (Secretaries) Limited)



----------
(2) Each of whom is a United States Citizen except for Walkers SPV Limited (f/k/a Walker (Secretaries) Limited).
* Principal occupation is employee and/or member of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020
** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

                                   SCHEDULE E

                                516145 N.B. INC.

        Officers(3)

        Michael R. Hannon*           President
        Arnold L. Chavkin*           Secretary






----------
(3)   Each of whom is a United States citizen.
* Principal occupation is employee and/or member of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020